S&S DRAFT
                                                                        01/20/97




                                WARRANT AGREEMENT



                                     between



                           ORION NEWCO SERVICES, INC.



                                       and



                             BANKERS TRUST COMPANY,

                                  Warrant Agent








                         Dated as of [___________], 1997




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

                                TABLE OF CONTENTS

                                                                                                               Page

                                    ARTICLE I
                               CERTAIN DEFINITIONS


                                   ARTICLE II
                           ORIGINAL ISSUE OF WARRANTS

      Section 2.1.  Form of Warrant Certificates................................................................  5
      Section 2.2.  Legends.....................................................................................  6
       Section 2.3.  Execution and Delivery of Warrant Certificates..............................................  7
      Section 2.4.  Transfer and Exchange.......................................................................  7
      Section 2.5.  Surrender of Warrant Certificates........................................................... 10


                                   ARTICLE III
               EXERCISE PRICE; EXERCISE AND REPURCHASE OF WARRANTS

      Section 3.1.  Exercise Price.............................................................................. 10
      Section 3.2.  Exercise; Restrictions on Exercise.......................................................... 10
      Section 3.3.  Method of Exercise; Payment of Exercise Price............................................... 11
      Section 3.4.  Repurchase Offers........................................................................... 12

                                   ARTICLE IV
                                   ADJUSTMENTS

      Section 4.1.  Adjustments................................................................................. 15
      Section 4.2.  Notice of Adjustment........................................................................ 22
      Section 4.3.  Statement on Warrants....................................................................... 22
       Section 4.4.  Notice of Consolidation, Merger, Etc........................................................ 22
      Section 4.5.  Fractional Interests........................................................................ 23

                                    ARTICLE V
                           DECREASE IN EXERCISE PRICE

                                   ARTICLE VI
                               LOSS OR MUTILATION

                                   ARTICLE VII
                          AUTHORIZATION AND RESERVATION
                                OF COMMON SHARES



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                                       ii

                                                                                                               Page

                                  ARTICLE VIII
                                 WARRANT HOLDERS

      Section 8.1.  Warrant Holder Not Deemed a Stockholder..................................................... 24
      Section 8.2.  Right of Action............................................................................. 25

                                   ARTICLE IX
                                    REMEDIES

      Section 9.1.  Defaults.................................................................................... 25
      Section 9.2.  Payment Obligations......................................................................... 25
      Section 9.3.  Remedies; No Waiver......................................................................... 25

                                    ARTICLE X
                                THE WARRANT AGENT

      Section 10.1.  Duties and Liabilities..................................................................... 26
      Section 10.2.  Right to Consult Counsel................................................................... 27
      Section 10.3.  Compensation; Indemnification.............................................................. 27
      Section 10.4.  No Restrictions on Actions................................................................. 27
      Section 10.5.  Discharge or Removal; Replacement Warrant Agent............................................ 28
      Section 10.6.  Successor Warrant Agent.................................................................... 29

                                   ARTICLE XI
                                  REGISTRATION

      Section 11.1.  Effectiveness and Availability of Registration Statement................................... 29
      Section 11.2.  Suspension................................................................................. 29
      Section 11.3.  Blue Sky................................................................................... 29
      Section 11.4.  Accuracy of Disclosure..................................................................... 30
      Section 11.5.  Indemnity.................................................................................. 30
      Section 11.6.  Expenses................................................................................... 30
      Section 11.7.  Additional Acts............................................................................ 30

                                   ARTICLE XII
                                  MISCELLANEOUS

      Section 12.1.  Money Deposited with the Warrant Agent..................................................... 31
      Section 12.2.  Payment of Taxes........................................................................... 31
      Section 12.3.  No Merger, Consolidation or Sale of Assets of Newco........................................ 31


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                                       iii

                                                                                                               Page


      Section 12.4.  Reports to Holders......................................................................... 31
      Section 12.5.  Notices.................................................................................... 32
      Section 12.6.  Governing Law.............................................................................. 32
      Section 12.7.  Binding Effect............................................................................. 33
      Section 12.8.  Counterparts............................................................................... 33
      Section 12.9.  Amendments................................................................................. 33
      Section 12.10.  Headings.................................................................................. 33
      Section 12.11.  Common Shares Legend...................................................................... 33
      Section 12.12.  Third Party Beneficiaries................................................................. 34
      Section 12.13.  Submission to Jurisdiction; Appointment of Agent for Service.............................. 34


EXHIBIT A             FORM OF WARRANT CERTIFICATE.................................A-1

APPENDIX A            LIST OF FINANCIAL EXPERTS

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
                                       2

                                WARRANT AGREEMENT

                      WARRANT AGREEMENT, dated as of [_____________], 1997 (this
"Agreement"),  between  ORION  NEWCO  SERVICES,  INC.,  a  Delaware  corporation
("Newco"), and BANKERS TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of New York, as warrant agent (the "Warrant
Agent").

                      Pursuant to the terms of an Underwriting Agreement dated as of [______________], 1997 (the "Underwriting Agreement"), between Newco and
Orion Network Systems, Inc., a Delaware corporation ("Orion"), on the one hand, and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Merrill Lynch &
Co., as Underwriters (collectively, the "Underwriters"), on the other hand, Newco has agreed to issue and sell to the Underwriters _____ Senior Note Units
(collectively,  the "Senior Note Units") and _____  Senior  Discount  Note Units
(collectively,  the "Senior Discount Note Units";  and, together with the Senior
Note Units,  the  "Units").  Each Senior Note Unit will consist of (i) one ____%
Senior Note due 2007 with a principal amount of $1,000 (collectively, the "Senior Notes") to be issued pursuant to the provisions of a Senior Note
Indenture (the "Senior Note Indenture") to be dated as of the Closing Date (as defined below) between Newco, the subsidiaries of Orion, as guarantors (the
"Guarantors")  and  Bankers  Trust  Company,  as  trustee  and  (ii)  a  Warrant
(collectively, the "Warrants"), each Warrant entitling the holder thereof to purchase ______ Common Shares of Newco at a price of $[___] per share, subject to adjustment as provided herein. Each Senior Discount Note Unit will consist of
(i) one ___% Senior Unsecured Discount Note due 2007 with a principal amount of maturity of $1,000 (collectively, the "Senior Discount Notes"; and, together with the Senior Notes, the "Notes") to be issued pursuant to the provisions of a Senior Discount Note Indenture to be dated as of the Closing Date (the "Senior
Discount Note  Indenture";  and,  together with the Senior Note  Indenture,  the
"Indentures") between Newco, the Guarantors, as guarantors, and the Trustee, as trustee and (ii) a Warrant. The Notes and Warrants included in each Unit will become separately transferable at the close of business upon the earliest of (i) the date that is six months after the Closing Date, (ii) such date as the Underwriters may, in their discretion, deem appropriate and (iii) in the event of an Offer to Purchase, the date Newco mails notice thereof to holders of the Notes.

                      In consideration of the foregoing and of the agreements contained in the Underwriting Agreement and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of Newco and the record holders of the Warrants (the "Holders"), Newco and the Warrant Agent hereby agree as follows:


                                    ARTICLE I
                               CERTAIN DEFINITIONS

                      "Affiliate" of any Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                      "Agent Members" has the meaning specified in Section 2.4 hereof.

                      "Business Day" means any day which is not a Saturday, a Sunday, or any other day on which banking institutions are authorized or required to be closed in the State of New York or the state in which the principal corporate trust office of the Warrant Agent is located.

                      "Certificated  Warrants"  has  the  meaning  specified  in
Section 2.4 hereof.

                      "Closing Date" means [____________], 1997.

                      "Commission" means the Securities and Exchange Commission.

                      "Common Shares" means the common stock, par value $.01 per share, of Newco and any other capital stock into which such shares may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Shares by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

                      "Current  Market  Value"  has  the  meaning  specified  in
Section 4.1(f) hereof.

                      "Default" has the meaning specified in Article IX hereof.

                      "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                      "Exercise Price" has the meaning specified in Section 3.1 hereof.

                      "Expiration Date" means [________________], 2007.

                      "Expiration Time" has the meaning specified in Section 4.1(e) hereof.

                      "Financial Expert" means one of the Persons listed in Appendix A hereto.

                      "Global Warrant" has the meaning specified in Section 2.1 hereof.

                      "Guarantors" has the meaning specified in the recitals to this Agreement.

                      "Holders" has the meaning specified in the recitals to this Agreement.

                      "Indentures" has the meaning specified in the recitals to this Agreement.

                      "Independent Financial Expert" means a Financial Expert that does not (and whose directors, executive officers or 5% stockholders do not) have a direct or indirect financial interest in Newco or any of its subsidiaries, which has not been for at least five years, and, at the time it is called upon to give independent financial advice to Newco is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director, or officer of Newco or any of its subsidiaries. The Independent Financial Expert may be compensated and indemnified by Newco for opinions or services it provides as an Independent Financial Expert.

                      "Newco" has the meaning specified in the recitals to this Agreement.

                      "Notes" has the meaning specified in the recitals to this Agreement.

                      "Notice Date" has the meaning specified in Section 3.4(b) hereof.

                      "Offer Notice" has the meaning specified in Section 3.4(f) hereof.

                      "Offer to Purchase" means an offer to purchase Notes by Newco from the Holders commenced by mailing a notice to the relevant trustee and each Holder stating: (i) the covenant of the Indenture pursuant to which the offer is being made and that all Notes validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Payment Date"); (iii) that any Note not tendered will continue to accrue interest (or original issue discount) pursuant to its terms; (iv) that, unless Newco defaults in the payment of the purchase price, any Note accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest (or original issue discount) on and after the Payment Date; (v) that Holders electing to have a Note purchased pursuant to the Offer to Purchase will be required to surrender the Note, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Note completed, to the Paying Agent (as defined in the Indentures) at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date; (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Notes delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased; and (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount at maturity to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in a principal amount at maturity of $1,000 or an integral multiple thereof.

                      "Orion" has the meaning specified in the recitals to this Agreement.

                      "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                      "Registration  Statement"  has the  meaning  specified  in
Section 11.1 hereof.

                      "Relevant Value" has the meaning specified in Section 3.4(d) hereof.

                      "Repurchase Event" means, and shall be deemed to occur on, any date prior to the Expiration Date when Newco (i) consolidates or merges into or with another Person (but only where the holders of Common Shares receive consideration in exchange for all or part of such Common Shares) if the Common Shares (or other securities) thereafter issuable upon exercise of the Warrants are not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another Person if the Common Shares (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act; provided that in each case a "Repurchase Event" will not be deemed to have occurred if the consideration for the Common Shares in such transaction consists solely of cash.

                      "Repurchase Notice" has the meaning specified in Section 3.4(a) hereof.

                      "Repurchase  Obligation"  has  the  meaning  specified  in
Section 9.2 hereof.

                      "Repurchase Offer" has the meaning specified in Section 3.4(b) hereof.

                      "Repurchase Price" has the meaning specified in Section 3.4(d) hereof.

                      "Securities Act" means the Securities Act of 1933, as amended.

                      "Senior Discount Note Indenture" has the meaning specified in the recitals to this Agreement.

                      "Senior Discount Notes" has the meaning specified in the recitals to this Agreement.

                      "Senior Discount Notes Units" has the meaning specified in the recitals to this Agreement.

                      "Senior Note Indenture" has the meaning specified in the recitals to this Agreement.

                      "Senior Notes" has the meaning specified in the recitals to this Agreement.

                      "Senior Note Units" has the meaning specified in the recitals to this Agreement.

                      "Separation Date" means the close of business upon the earliest of (i) the date that is six months after the Closing Date, (ii) such date as the Underwriters may, in their discretion, deem appropriate and (iii) in the event of an Offer to Purchase, the date Newco mails notice thereof to holders of the Notes.

                      "Spread" means, with respect to any Warrant, the Current Market Value of the Underlying Securities issuable upon exercise of such Warrant, less the Exercise Price of such Warrant, in each case as adjusted as provided herein.

                      "Underlying Securities" means the Common Shares or other securities or property issuable upon exercise of the Warrants.

                      "Underwriting Agreement" has the meaning specified in the recitals to this Agreement.

                      "Units" has the meaning specified in the recitals to this Agreement.

                      "Valuation Date" means the date five Business Days prior to the Notice Date.

                      "Value Certificate" has the meaning specified in Section 3.4(d)(ii)(1) hereof.

                      "Value Report" means the value report prepared by an Independent Financial Expert in accordance with Section 3.4(d)(ii)(2) hereof.

                      "Warrant" has the meaning specified in the recitals to this Agreement.

                      "Warrant Agent" has the meaning specified in the preamble to this Agreement.

                      "Warrant   Certificates"  has  the  meaning  specified  in
Section 2.1 hereof.


                                   ARTICLE II
                           ORIGINAL ISSUE OF WARRANTS

                  Section  2.1.  Form  of  Warrant  Certificates.   Certificates
representing the Warrants (the "Warrant Certificates") shall be issued in registered form only, shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as Newco may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

                      The Warrants shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Global Warrant"), deposited with the Warrant Agent, as custodian for the Depositary, duly executed by Newco and countersigned by the Warrant Agent as hereinafter provided.

                      The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

                      Section 2.2. Legends. (a) Each Global Warrant shall also bear the following legend on the face thereof:

      UNLESS  THIS  WARRANT   CERTIFICATE   IS   PRESENTED   BY  AN   AUTHORIZED
      REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO NEWCO OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR REPURCHASE AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE II OF THE WARRANT AGREEMENT.

                      (b)  Each   Warrant   Certificate   issued  prior  to  the
Separation Date shall bear the following legend on the face thereof:

      THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF SENIOR NOTE UNITS (CUSIP NO. [______]) AND SENIOR DISCOUNT NOTE UNITS (CUSIP NO. [_______]), EACH SENIOR NOTE UNIT OF WHICH CONSISTS OF $[_______] PRINCIPAL AMOUNT OF [__]% SENIOR NOTES DUE 2007 OF NEWCO (THE "SENIOR NOTES") AND A WARRANT, AND EACH SENIOR DISCOUNT NOTE UNIT OF WHICH CONSISTS OF $[_____] PRINCIPAL AMOUNT AT MATURITY OF SENIOR DISCOUNT NOTES DUE 2007 (TOGETHER WITH THE SENIOR NOTES, THE "NOTES") AND A WARRANT. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST OF (I) THE DATE THAT IS SIX MONTHS AFTER THE CLOSING DATE, (II) SUCH DATE AS THE UNDERWRITERS MAY, IN THEIR DISCRETION, DEEM APPROPRIATE AND (III) THE DATE NEWCO MAILS NOTICE OF AN OFFER TO REPURCHASE THE NOTES TO HOLDERS OF THE NOTES PURSUANT TO THE INDENTURES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

                      Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to [__________] Common Shares may be executed, on or after the date of this Agreement, by Newco and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the written order and at the direction of Newco to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this
Section 2.3 or by Section 2.4, Section 3.3, Section 3.4 or Article VI hereof.

                      The  Warrant  Certificates  shall be executed on behalf of
Newco by its Chairman of the Board, Chief Executive Officer or President or by a Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual or facsimile signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of Newco whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of Newco before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of Newco.

                      Section 2.4. Transfer and Exchange. Newco shall cause to be kept at the office of the Warrant Agent a register in which, subject to such reasonable regulations as it may prescribe, Newco shall provide for the registration of Warrant Certificates and transfers and exchanges of Warrant Certificates as herein provided.

                      A Holder may transfer its Warrants only by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register in accordance with this Agreement. Prior to the registration of any transfer of Warrants by a Holder as provided herein, Newco, the Warrant Agent and any agent of Newco may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any holder of a Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the Holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrants are presented to the Warrant Agent with a request to register the transfer thereof or to exchange them for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if the requirements of this Agreement for such transaction are met. To permit registrations of transfers and exchanges, Newco shall execute Warrant Certificates at the Warrant Agent's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but Newco may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection with any registration of transfer or exchange of Warrants.

                      The Warrants will initially be issued as part of the issuance of the Units. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes issued as part of such Units.

                      Notwithstanding any other provisions of this Section 2.4, unless and until it is exchanged in whole or in part for Warrants in definitive registered form ("Certificated Warrants"), a Global Warrant representing all or a portion of the Warrants may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests of beneficial owners in the Global Warrant may be transferred in accordance with the rules and procedures of the Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by Newco, the Warrant Agent and any agent of Newco or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Newco, the Warrant Agent or any agent of Newco or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants. The registered holder of the Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                      If the Depositary notifies Newco that it is unwilling or unable to continue as Depositary for the Global Warrant or Warrants or if at any time the Depositary shall no longer be eligible under the next sentence of this paragraph, Newco shall appoint a successor Depositary with respect to the Warrants. Each Depositary appointed pursuant to this Section 2.4 must, at the time of its appointment and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. Newco will execute, and the Warrant Agent, upon receipt of written instructions from Newco, will countersign and deliver, Warrants in definitive registered form in any authorized denominations, in an aggregate amount equal to the amount of the Global Warrant or Warrants representing such Warrants in exchange for such Global Warrant or Warrants if the Depositary notifies Newco that it is unwilling or unable to continue as Depositary for the Global Warrant or Warrants or if at any time the Depositary shall no longer be eligible to serve as Depositary and a successor Depositary for the Warrants is not appointed by Newco within 60 days after Newco receives such notice or becomes aware of such ineligibility.

                      Newco may at any time and in its sole discretion determine that the Warrants shall no longer be represented by a Global Warrant or Warrants. In such event Newco will execute, and the Warrant Agent, upon receipt of written instructions from Newco, will countersign and deliver, Certificated Warrants in any authorized denominations, in an aggregate amount equal to the amount of Warrants represented by the Global Warrant or Warrants in exchange for such Global Warrant or Warrants.

                      Upon the exchange of a Global Warrant for Certificated Warrants, such Global Warrant shall be cancelled by the Warrant Agent. Certificated Warrants issued in exchange for a Global Warrant pursuant to this
Section  2.4  shall  be  registered  in  such  names  and  in  such   authorized
denominations as the Depositary for such Global Warrant, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Certificated Warrants to or as directed by the Persons in whose names such Warrants are so registered.

                      All Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of Newco, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for registration of transfer or exchange.

                      Section 2.5. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange, exercise or repurchase of the Warrants represented thereby shall, if surrendered to Newco, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by Newco and, except as provided in this Article II in case of an exchange, Article III hereof in case of the exercise or repurchase of less than all the Warrants represented thereby or
Article VI in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall destroy all cancelled Warrant Certificates in accordance with its normal procedures.


                                   ARTICLE III
               EXERCISE PRICE; EXERCISE AND REPURCHASE OF WARRANTS

                      Section 3.1. Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to purchase [___________] Common Shares for each Warrant represented thereby at a purchase price (the "Exercise Price") of $[_____] per share, subject to adjustment as provided in Section 4.1 and Article V hereof, provided that, at the option of the Holder thereof, payment of the Exercise Price may be satisfied through the delivery and cancellation of additional Warrants having an aggregate Spread equal to the Exercise Price of the Warrants being exercised.

                      Section 3.2. Exercise; Restrictions on Exercise. (a) At any time after six months from the Closing Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided that the Registration Statement is, at the time of exercise, effective and available or the exercise of such Warrants is exempt from the registration requirements of the Securities Act. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate. Additionally, pursuant to Section 4.1(i)(ii) hereof, the Warrants may expire and all rights of the Holders of such Warrants shall terminate in the event Newco merges or consolidates with, or sells all or substantially all of its property and assets to, a Person (other than an Affiliate of Newco) if the consideration payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of Newco.

                      (b) In the event a Holder exercises its Warrants at a time when the Registration Statement is not effective and available, such Holder must furnish to the Warrant Agent and Newco such certifications, legal opinions or other information as either of them may reasonably require to confirm that such exercise is being made pursuant to an exemption from the registration requirements of the Securities Act.

                      Section 3.3. Method of Exercise; Payment of Exercise Price. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office set forth in
Section 12.5 hereof, with the Subscription Form set forth in the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each Common Share or other securities or property issuable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made (x) in the form of cash or by certified or official bank check payable to the order of Newco or (y) as permitted pursuant to the proviso in
Section 3.1. All payments received upon exercise of Warrants shall be delivered to Newco by the Warrant Agent as instructed in writing by Newco. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by Newco and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same. Upon exercise of any Warrants following surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct Newco to transfer promptly to or upon the written order of the Holder of such Warrant Certificate appropriate evidence of ownership of any Common Shares or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership and any other securities or property (including money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fractional shares as provided in Section 4.5 hereof; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such Common Shares or other securities or property other than to the registered owner of such Warrants. Upon exercise of a Warrant or Warrants, the Warrant Agent is hereby authorized and directed to requisition from any transfer agent of the Common Shares (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) certificates (bearing the legend set forth in Section 12.11, if applicable) for the necessary number of shares to which the Holder of the Warrant or Warrants may be entitled. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes of this Agreement, the Person entitled to receive any Common Shares or other securities or property deliverable upon such exercise shall, as between such Person and Newco, be deemed to be the Holder of such Common Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive, and the Warrant Agent shall deliver to such Person, any money, Common Shares or other securities or property to which he would have been entitled had he been the record holder on such date. Without limiting the foregoing, if, at the date referred to above, the transfer books for the Common Shares or other securities purchasable upon the exercise of the Warrants shall be closed, the certificates for the Common Shares or securities in respect of which such

Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date Newco shall be under no duty to deliver any certificate for such Common Shares or other securities; provided further that the transfer books or records, unless required by law, shall not be closed at any one time for a period longer than 20 days.

                      Section 3.4. Repurchase Offers. (a) Notice of Repurchase Event. Within five Business Days following the occurrence of a Repurchase Event, Newco shall give notice (a "Repurchase Notice") to all Holders of the Warrants and the Warrant Agent that such event has occurred.

                      (b) Repurchase Offers Generally. Following the occurrence of a Repurchase Event, Newco shall offer to repurchase for cash all outstanding Warrants pursuant to the provisions of this Section 3.4 (a "Repurchase Offer"). Newco shall give notice of a Repurchase Offer in accordance with Section 3.4(f) hereof. The date on which Newco gives any such notice with respect to a Repurchase Offer is referred to as the "Notice Date". The Repurchase Offer shall commence on the Notice Date for such Repurchase Offer and shall expire at 5:00 p.m., New York City time, on a date determined by Newco (the "expiration date") that is at least 30 but not more than 60 calendar days after the Notice Date. Once a Repurchase Event has occurred, there is no limit on the number of Repurchase Offers that Newco may make.

                      (c) Repurchase Offers. (i) In any Repurchase Offer, Newco shall offer to purchase for cash at the Repurchase Price (as defined below) all Warrants outstanding on the Notice Date for such Repurchase Offer that are properly tendered to the Warrant Agent on or prior to the expiration date for such Repurchase Offer.

                      (ii) Each Holder may, but shall not be obligated to, accept such Repurchase Offer by tendering to the Warrant Agent, on or prior to the expiration date for such Repurchase Offer, the Warrant Certificates evidencing the Warrants such Holder desires to have repurchased in such offer, together with a completed Certificate for Surrender in substantially the form attached to the Warrant Certificate. A Holder may withdraw all or a portion of the Warrants tendered to the Warrant Agent at any time prior to the expiration date for such Repurchase Offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not tendered shall be executed by Newco and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; provided that the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants.

                      (d) Repurchase Price. (i) The purchase price (the "Repurchase Price") for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall be equal to the value (the "Relevant Value") on the Valuation Date of the Common Shares issuable, and other securities or property which would have been delivered, upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price then in effect.

                      (ii) The Relevant Value of the Common Shares and other securities or property issuable upon exercise of the Warrants, on any Valuation Date, shall be:

                      (1) (A) If the Common Shares (or other securities) are registered under the Exchange Act, deemed to be the average of the daily market prices (on the stock exchange that is the primary trading market for the Common Shares) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or
      (B) if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available, in the case of each of (A) and (B), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of Newco (the "Value Certificate"). The Warrant Agent shall have no duty with respect to the Value Certificate, except to keep it on file and available for inspection by the Holders and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of the calculations in such certificate. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by Newco, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by Newco, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Relevant Value shall be determined as if the Common Shares (or other securities) were not registered under the Exchange Act; or

                      (2) If the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (1) above, deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board of Directors of Newco in accordance with Section 3.4(e) hereof, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to any discount for lack of liquidity, the fact that Newco has no class of equity securities registered under the Exchange Act or the fact that the Common Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in Newco. Newco shall cause the Independent Financial Expert to deliver to Newco, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert in accordance with Section 3.4(e) hereof, a value report (a "Value Report") stating the Relevant Value of the Common Shares and other securities or property, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of Relevant Value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of the calculations in such report. The determination as to Relevant Value in accordance with the provisions of this Section 3.4(d) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of Newco in order to allow management to comment on the proposed Relevant Value prior to delivery to Newco of any Value Report of the Independent Financial Expert.

                      (e) Selection of Independent  Financial  Expert. If clause
(d)(ii)(2) is applicable, the Board of Directors of Newco shall select an Independent Financial Expert not more than five Business Days following a Repurchase Event. Within two calendar days after such selection of the Independent Financial Expert, Newco shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert.

                      (f) Notice of Repurchase Offer. Each notice of a Repurchase Offer (an "Offer Notice") given by Newco pursuant to Section 3.4(b) shall (i) be given by Newco directly to all Holders of the Warrants, with a copy to the Warrant Agent; (ii) be given simultaneously with the Repurchase Notice (or, in the event that the Relevant Value of the Common Shares or other securities or property issuable upon exercise of all the Warrants cannot be determined pursuant to Section 3.4(d)(ii)(1), then such Offer Notice shall be given within five Business Days after Newco receives the Value Report with respect to such offer); and (iii) specify (A) the expiration date for such Repurchase Offer, (B) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by Newco, (C) the Repurchase Price at which the Warrants will be repurchased by Newco, (D) if applicable, the name of the Independent Financial Expert whose valuation of the Common Shares or other securities or property was utilized in connection with determining such Repurchase Price and (E) that payment of the Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for Repurchase Offer in substantially the form attached to the Warrant Certificate and a copy of the Value Report, if any.

                      (g) Payment for Warrants. Upon surrender for repurchase of any Warrants in conformity with the provisions of this Section 3.4, the Warrant Agent shall thereupon promptly notify Newco of such surrender. Before 10:00 A.M., New York City time, on the expiration date for any Repurchase Offer, Newco shall deposit with the Warrant Agent funds sufficient to make payment for the Warrants tendered to the Warrant Agent and not withdrawn. After receipt of such deposit from Newco, the Warrant Agent shall make payment, by delivering a check in such amount as is appropriate, to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants, net of any transfer taxes required to be paid in the event payment is made to a Person other than the Holder.

                      (h) Compliance with Laws. Notwithstanding anything contained in this Section 3.4, if Newco is required to comply with laws or regulations in connection with making any Repurchase Offer, such laws or regulations shall govern the making of such Repurchase Offer.


                                   ARTICLE IV
                                   ADJUSTMENTS

                      Section 4.1. Adjustments. The Exercise Price and the number of Common Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                      (a) Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In the event Newco shall (i) declare or pay a dividend or make any other distribution with respect to its Common Shares in shares of any class or series of its capital stock, (ii) subdivide its outstanding Common Shares, (iii) combine its outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Shares (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(j)), the number of Common Shares purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision, or combination or reclassification shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Common Shares or other securities of Newco which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto (with any record date requirement being deemed to have been satisfied). An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                      (b) Rights; Options; Warrants. In the event Newco shall issue rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 4.1(a)) to all holders of its Common Shares, entitling them to subscribe for or purchase Common Shares at a price per share (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total amount receivable by Newco in consideration of the issuance of such rights, options, warrants or convertible or exchangeable securities, if any, plus the total consideration payable to Newco upon exercise, conversion or exchange thereof, by (y) the total number of Common Shares covered by such rights, options, warrants or convertible or exchangeable securities) which is lower (at the record date for such issuance) than the then Current Market Value per Common Share, the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of additional Common Shares offered for subscription or purchase or issuable upon conversion or exchange, and the denominator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of shares which the aggregate offering price of the total number of Common Shares so offered would purchase at the then Current Market Value per Common Share. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

                      (c) Issuance of Common Shares at Lower Values. In the event Newco shall sell and issue any Common Shares or Right (excluding (i) any Right issued in any of the transactions described in Section 4.1(a) or (b) above, (ii) any Common Shares issued pursuant to (x) any Rights outstanding on the date of this Agreement and (y) a Right, if on the date such Right was issued, the exercise, conversion or exchange price per Common Share with respect thereto was at least equal to the then Current Market Value per Common Share and
(iii) any Right issued as consideration when any corporation or business is acquired, merged into or becomes part of Newco or a subsidiary of Newco in an arm's-length transaction between Newco and a Person other than an Affiliate of Newco) at a price per Common Share (determined in the case of such Right, by dividing (x) the total amount receivable by Newco in consideration of the sale and issuance of such Right, plus the total consideration payable to Newco upon exercise, conversion or exchange thereof, by (y) the total number of Common Shares covered by such Right) that is lower than the Current Market Value per Common Share in effect immediately prior to such sale or issuance, then the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such sale or issuance and the denominator of which shall be the number of Common Shares outstanding immediately prior to such sale or issuance plus the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per Common Share. For purposes of this Section 4.1(c), the Common Shares which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by Newco therefor shall be deemed to be the consideration received by Newco for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Shares covered thereby. In case Newco shall sell and issue Common Shares or any Right, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per Common Share" and the "consideration received by Newco" for purposes of the first sentence of this Section 4.1(c), the Board of Directors of Newco shall determine, in good faith, the fair value of said property, which determination shall be evidenced by a resolution of the Board of Directors of Newco. In case Newco shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by Newco" for purposes of the first sentence of this Section 4.1(c), the Board of Directors of Newco shall determine, in good faith, the fair value of the Right then being sold as part of such unit, which determination shall be evidenced by a resolution of the Board of Directors of Newco. For purposes of this paragraph, a "Right" shall mean any right, option, warrant or convertible or exchangeable security containing the right to subscribe for or acquire one or more Common Shares, excluding the Warrants.

                      (d) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In the event Newco shall fix a record date for the making of a distribution to all holders of its Common Shares of evidences of its indebtedness, assets, cash dividends or distributions (excluding dividends or distributions referred to in Section 4.1(a) above and excluding distributions in connection with the dissolution, liquidation or winding up of Newco which will be governed by Section 4.1(j)(ii) below) or securities (excluding those referred to in Section 4.1(a), Section 4.1(b) or Section 4.1(c) above), then in each case the number of Common Shares purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board of Directors of Newco) of the portion of the assets, evidence of indebtedness, cash dividends or distributions or securities so distributed applicable to one Common Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                      (e) Self-Tenders. In case of the consummation of an issuer bid or a tender or exchange offer (other than an odd-lot tender offer or a normal course issuer bid) made by Newco or any subsidiary of Newco for all or any portion of the Common Shares to the extent that the cash and value of any other consideration included in such payment per Common Share exceeds the Current Market Price per share of Common Shares on the trading day next succeeding the Expiration Time (as defined below), the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the last time tenders or exchanges were made pursuant to such issuer bid or tender or exchange offer (the "Expiration Time") by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Shares on the trading day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined by the Board of Directors of Newco, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the issuer bid or tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as the Expiration Time (the shares deemed so accepted, up to any such maximum, as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (B) the product of the number of Common Shares outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Shares on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                      (f) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Common Shares issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such Common Shares, if any, were issued or sold for the consideration actually received by Newco upon such exercise plus the consideration, if any, actually received by Newco for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares issuable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                      (g) Current Market Value. For the purposes of any computation under this Article IV, the Current Market Value per Common Share or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

                           (i) if the security is not registered under the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by Newco in accordance with the criteria for such valuation set out in Section 4.1(l), or (2) if no such determination shall have been made within such six-month period or if Newco so chooses, determined as of such date by an Independent Financial Expert selected by Newco in accordance with the criteria for such valuation set out in
      Section 4.1(l), or

                           (ii) if the security is registered under the Exchange Act, the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board of Directors of Newco, in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by Newco, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by Newco, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and
      (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

                           (h) De  Minimis  Adjustments.  No  adjustment  in the
      number of Common Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                           (i) Adjustment of Exercise Price. Whenever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Common Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Common Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Common Shares so purchasable immediately thereafter.

                      (j)           Consolidation, Merger, Etc.

                           (i)  Subject to the  provisions  of  subsection  (ii)
      below of this Section 4.1(j), in case of the consolidation of Newco with, or merger of Newco with or into, or of the sale of all or substantially all of the properties and assets of Newco to, any Person, and in connection therewith consideration is payable to holders of Common Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares of capital stock or other securities or property (including cash) of Newco, or of such Person resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, that would have been distributable or payable on account of the Common Shares (or other securities or property purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board of Directors of Newco in good faith so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

                           (ii) Notwithstanding the foregoing, (x) if Newco merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of Newco) and consideration is payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of Newco, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Notwithstanding the foregoing, if Newco has made, or is required to make, a Repurchase Offer pursuant to Section 3.4 hereof and such Repurchase Offer has not expired at the time of such transaction, the Holders of the Warrants shall be entitled to receive the higher of (i) the amount payable to the holders of the Warrants as described in the preceding sentence and
      (ii) the Repurchase Price payable to the Holders of the Warrants pursuant to such Repurchase Offer. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of Newco, Newco shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or Newco and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

                      (k) In addition to the foregoing adjustments, the Board of Directors of Newco may make any other adjustment to increase the number of Common Shares issuable upon exercise of Warrants or to decrease the Exercise Price as it may, in good faith, deem desirable to protect the rights and benefits of Holders.

                      (l) If required pursuant to Section 4.1(g)(i), the Current Market Value shall be deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board of Directors of Newco, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. Newco shall cause the Independent Financial Expert to deliver to Newco, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert, a value report (the "Value Report") stating the value of the Common Shares and other securities or property of Newco, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of the calculations in such report. The determination as to value in accordance with the provisions of this Section 4.1(l) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of Newco in order to allow management to comment on the proposed value prior to delivery to Newco of any Value Report of the Independent Financial Expert.

                      Section 4.2. Notice of Adjustment.  Whenever the number of
Common Shares or other stock or property purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, Newco shall cause the Warrant Agent promptly to mail, at the expense of Newco, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of Newco (who may be the regular accountants employed by Newco) setting forth the number of Common Shares or other stock or property purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Common Shares or other securities or property purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Common Shares or other securities or property which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of Newco to make any cash payment or to issue, transfer or deliver any Common Shares or other securities or property upon the exercise of any Warrant.

                      Section 4.3. Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                      Section 4.4. Notice of Consolidation, Merger, Etc. In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving Newco or sale, transfer or other disposition of all or substantially all of Newco's property, assets or business (except a merger or other reorganization in which Newco shall be the surviving corporation and holders of Common Shares (or other securities or property purchasable upon exercise of the Warrants) receive no consideration in respect of their shares) or (ii) any other transaction contemplated by Section 4.1(i)(ii) above, then in any one or more of such cases, Newco shall cause to be mailed to the Warrant Agent and each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of Common Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Shares or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

                      Section 4.5. Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Common Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Common Shares purchasable on exercise of the Warrants so presented. If any fraction of an Common Share would, except for the provisions of this Section 4.5, be issuable on the exercise of any Warrant (or specified portion thereof), Newco shall pay an amount in cash calculated by it to be equal to the then Current Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.


                                    ARTICLE V
                           DECREASE IN EXERCISE PRICE

                      The Board of Directors of Newco, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants, such reduction of the Exercise Price to be effective for a period or periods to be determined by it, but in no event for a period of less than 30 calendar days. Any exercise by the Board of Directors of Newco of any rights granted in this Article V must be preceded by a written notice from Newco to each Holder of the Warrants and to the Warrant Agent setting forth the reduction in the Exercise Price, which notice shall be mailed at least 30 calendar days prior to the effective date of such decrease in the Exercise Price. Any reduction of the Exercise Price pursuant to provisions of this
Article V shall not alter or adjust the number of Common Shares or other securities or property issuable upon the exercise of the Warrants.

                                 ARTICLE VI
                               LOSS OR MUTILATION

                      Upon receipt by Newco and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to Newco or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, Newco shall execute and the

Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, Newco may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of Newco, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.


                                   ARTICLE VII
                          AUTHORIZATION AND RESERVATION
                                OF COMMON SHARES

                      Newco shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares or other securities of Newco deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Common Shares or other securities of Newco to be delivered to the Warrant Agent upon its request for delivery upon the exercise of Warrants, and all such Common Shares will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which such Common Shares are then listed. Newco covenants that all Common Shares or other securities of Newco that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and not subject to any calls for funds and nonassessable, and free from preemptive or similar rights (other than those validly and effectively waived) and all taxes, liens, charges and security interests.

                                  ARTICLE VIII
                                 WARRANT HOLDERS

                      Section 8.1. Warrant Holder Not Deemed a Stockholder. Newco and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither Newco nor the Warrant Agent shall be affected by any notice to the contrary. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of Newco, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of Newco.

                      Section 8.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against Newco suitable to enforce, or otherwise in respect of, his right to exercise his Warrants in the manner provided in the Warrant Certificate representing his Warrants and in this Agreement.


                                   ARTICLE IX
                                    REMEDIES

                      Section 9.1. Defaults. It shall be deemed to be a "Default" with respect to Newco's (or its successor's) obligations under this Agreement if:

                      (a) a Repurchase Event occurs and Newco (or its successor) shall fail to make a Repurchase Offer pursuant to Section 3.4 hereof; or

                      (b) Newco (or its successor) shall fail to purchase the Warrants pursuant to the Repurchase Offer in accordance with the provisions of
Section 3.4 hereof.

                      Section 9.2. Payment Obligations. Upon the happening of a Default under this Agreement, Newco shall be obligated to increase the amount otherwise payable pursuant to Section 3.4(d) hereof in respect of the Repurchase Offer to which such Default relates by an amount equal to interest thereon at a rate per annum equal to [__]% from the date of the Default to the date of payment, which interest shall compound quarterly (all such payment obligations in respect of such Repurchase Offer, together with all such increased amounts, being the "Repurchase Obligation").

                      Section 9.3. Remedies; No Waiver. Notwithstanding any other provision of this Warrant Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Warrant Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                                    ARTICLE X
                                THE WARRANT AGENT

                      Section 10.1. Duties and Liabilities. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which Newco and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or repurchase of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise or repurchase of any Warrant, or as to the independence of any Independent Financial Expert or the correctness of the representations of Newco made in the certificates that the Warrant Agent receives. The Warrant Agent shall not be accountable for the use or application by Newco of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or repurchase of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of Newco to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Secretary or Treasurer of Newco and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer; however, in its discretion, the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from Newco as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

                      The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify Newco in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                      Newco will perform, execute, acknowledge and deliver or cause to be delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                      The Warrant Agent shall act solely as agent of Newco hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

                      Section 10.2. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel (who may be legal counsel for Newco), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to Newco or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                      Section 10.3. Compensation; Indemnification. Newco agrees promptly to pay the Warrant Agent from time to time, on demand of the Warrant Agent, compensation for its services hereunder as Newco and the Warrant Agent may agree from time to time, and to reimburse it for reasonable expenses and counsel fees incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify the Warrant Agent and save it harmless against any losses, liabilities or expenses arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of investigating or defending any claim of such liability, except that Newco shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence or willful misconduct. The obligations of Newco under this Section shall survive the exercise and the expiration of the Warrants and the resignation or removal of the Warrant Agent.

                      Section 10.4. No Restrictions on Actions. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of Newco or become pecuniarily interested in transactions in which Newco may be interested, or contract with or lend money to Newco or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for Newco or for any other legal entity.

                      Section 10.5. Discharge or Removal; Replacement Warrant Agent. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving one month's prior written notice to Newco. Newco may remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. Newco shall cause to be mailed to each Holder of a Warrant a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal Newco shall appoint in writing a new warrant agent. If Newco shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Pending appointment of a successor to the original Warrant Agent, either by Newco or by such a court, the duties of the Warrant Agent shall be carried out by Newco. Any new warrant agent, whether appointed by Newco or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property, if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of Newco and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, Newco shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Holder of a Warrant. Failure to give any notice provided for in this Section 10.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                      Section 10.6. Successor Warrant Agent. Any corporation into which the Warrant Agent or any new warrant agent may be merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 10.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.


                                   ARTICLE XI
                                  REGISTRATION

                      Section 11.1. Effectiveness and Availability of Registration Statement. (a) Newco shall use its best efforts to maintain the effectiveness of the registration statement covering the issuance of the Underlying Securities (the "Registration Statement") until the earlier of (i) such time as all Warrants have been exercised and (ii) [__________], 2007. Prior to filing any amendment to the Registration Statement, Newco shall provide a copy thereof to Morgan Stanley and its counsel and afford them a reasonable time to comment thereon. Newco will furnish the Warrant Agent with current prospectuses meeting the requirements of the Securities Act and the rules and regulations of the Commission thereunder in sufficient quantity to permit the Warrant Agent to deliver, at Newco's expense, a prospectus to each Holder of a Warrant upon the exercise thereof. Newco shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of the Registration Statement.

                      (b) Newco shall use its best efforts to register the Underlying Securities on the Nasdaq Stock Market by [__________], 1997.

                      Section 11.2. Suspension. Notwithstanding the foregoing, during any consecutive 365-day period, Newco shall have the privilege to suspend availability of the Registration Statement for up to two 15-consecutive-day periods, except during the 30-day period immediately prior to the Expiration Date, if Newco's Board of Directors determines in good faith that there is a valid business purpose for such suspension and provides notice of such determination to the Holders at their addresses appearing in the register of Warrants maintained by the Warrant Agent.

                      Section 11.3. Blue Sky. Newco shall use its best efforts to register or qualify the Underlying Securities under all applicable securities or "blue sky" laws of all jurisdictions in the United States and Canada and shall use its best efforts to maintain such registration or qualification through the earlier of the date upon which all Warrants have been exercised and [__________], 2007; provided, however, that Newco shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 11.3, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

                      Section 11.4. Accuracy of Disclosure. Newco represents and warrants to each Holder and agrees for the benefit of each Holder that (i) the Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus delivered to such Holder upon its exercise of Warrants and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      Section 11.5. Indemnity. Newco hereby indemnifies each beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 11.5 is sought, such a beneficial owner) against all losses, damages or liabilities which such beneficial owner suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner, of the representations, warranties or agreements contained in
Section 11.4.

                      Section 11.6.  Expenses.  All expenses incident to Newco's performance of or compliance with its obligations under this Agreement will be borne by Newco, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all expenses of any Persons incurred by or on behalf of Newco in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of the Warrant Agent, (v) the fees and disbursements of counsel for Newco and the Warrant Agent and (vi) the fees and disbursements of the independent public accountants of Newco, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

                      Section 11.7. Additional Acts. If the issuance or sale of any Common Shares or other securities issuable upon the exercise of the Warrants require registration or approval of any governmental authority (other than the registration requirements under the Securities Act), or the taking of any other action under the laws of the United States of America or any political subdivision thereof before such securities may be validly offered or sold in compliance with such laws, then Newco covenants that it will, in good faith and as expeditiously as reasonably practicable, endeavor to secure and maintain such registration or approval or to take such other action, as the case may be.

                                   ARTICLE XII
                                  MISCELLANEOUS

                      Section 12.1. Money Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any moneys deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with Newco to pay thereon. Any moneys, securities or other property which at any time shall be deposited by Newco or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any money, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for two years after the date the money, securities or other property was deposited with the Warrant Agent shall be delivered to Newco upon its request therefor.

                      Section 12.2. Payment of Taxes. All Common Shares or other securities issuable upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and Newco shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof or of other securities deliverable upon exercise of Warrants or in respect of any Repurchase Offer (other than income taxes imposed on the Holders). Newco shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares or other securities or property issuable upon the exercise of the Warrants or in respect of a Repurchase Offer or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or repurchase of a Warrant and in case of such transfer or payment, the Warrant Agent and Newco shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and Newco's satisfaction that no such tax or charge is due.

                      Section 12.3. No Merger, Consolidation or Sale of Assets of Newco. Except as otherwise provided herein, Newco will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of Newco, unless the Person resulting from such merger or consolidation, or such successor of Newco, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by Newco.

                      Section 12.4. Reports to Holders. Newco shall file with the Commission the annual, quarterly and other reports required by Section 13(a), 13(c) or 15(d) of the Exchange

Act, regardless of whether such Sections of the Exchange Act are applicable to Newco, and shall, at its expense, provide copies of such reports to each Holder, without cost to such Holder, and the Warrant Agent within seven days after the date it would have been required to file such reports or other information with the Commission had it been subject to such sections.

                      Section 12.5. Notices. (a) Except as otherwise provided in
Section 12.5(b) hereof, any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of Newco maintained by the Warrant Agent and to Newco or the Warrant Agent as follows:

                      To Newco:

                      Orion Newco Services, Inc.
                      2440 Research Boulevard, Suite 40
                      Rockville, MD 20850
                      Attention: [Chief Financial Officer]

                      To the Warrant Agent:

                      Bankers Trust Company
                      4 Albany Street
                      New York, New York 10006
                      Attention:  Corporate Trust and Agency Group

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                      (b) Any notice required to be given by Newco to the Holders pursuant to Section 3.4(b) hereof shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register maintained by the Warrant Agent. Newco hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of Newco, to mail any such notice upon receipt thereof from Newco. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                      Section 12.6. Governing Law. This Agreement shall be governed by the laws of the State of New York.

                      Section 12.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Newco and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than Newco, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                      Section 12.8. Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                      Section 12.9. Amendments. The Warrant Agent may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with Newco in making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of Newco in this Agreement further covenants and agreements of Newco thereafter to be observed, or surrender any rights or power reserved to or conferred upon Newco in this Agreement; provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants. Amendments or supplements which do not meet the requirements of the preceding sentence shall require the written consent of the Holders of a majority of the then outstanding Warrants; provided, however, that the consent of each Holder is required for any amendment or supplement pursuant to which the Exercise Price would be increased or the number of Common Shares purchasable upon exercises of Warrants would be decreased (other than pursuant to adjustments as provided in Article IV of this Agreement).

                      Section 12.10. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                      Section 12.11. Common Shares Legend. In the event a Holder exercises its Warrants at a time when the Registration Statement is not effective and available pursuant to an exemption from the registration requirements of the Securities Act, any Common Shares or other securities of Newco issuable upon exercise of such Warrants shall bear the following legend:

      THE COMMON SHARES [OR OTHER SECURITIES] EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER

      AGREES THAT (1) IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO THE TRANSFER OF THE COMMON SHARES [OR OTHER SECURITIES] EVIDENCED HEREBY, RESELL OR OTHERWISE TRANSFER THE COMMON SHARES [OR OTHER SECURITIES] EVIDENCED HEREBY EXCEPT
      (A) TO NEWCO OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON SHARES [OR OTHER SECURITIES] EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE REGISTRAR) AND, IF REQUESTED BY NEWCO, AN OPINION OF COUNSEL ACCEPTABLE TO NEWCO THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) AFTER REGISTRATION UNDER THE SECURITIES ACT AND (2) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON SHARES [OR OTHER SECURITIES] EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS
      "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                      Section 12.12. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between Newco, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                      Section 12.13. Submission to Jurisdiction; Appointment of Agent for Service. By the execution and delivery of this Agreement, Newco (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed [NAME AND ADDRESS OF AGENT] (together with any successor, the "Authorized Agent"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Warrants or the Underlying Securities that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws, and acknowledges that the Authorized Agent has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum and (iii) agrees that service of process upon the Authorized Agent and written notice of said service to Newco (mailed or delivered to [its Chief Financial Officer] at the address provided in Section 12.5, shall be deemed in every respect effective service of process upon Newco in any such suit or proceeding. Newco further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect so long as any of the Warrants or Underlying Securities shall be outstanding.

                      To the extent that Newco has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

                      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.


                                         ORION NEWCO SERVICES, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         BANKERS TRUST COMPANY, as Warrant Agent

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT A

                           FORM OF WARRANT CERTIFICATE


[THE WARRANTS EVIDENCED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF SENIOR NOTE UNITS (CUSIP NO. [______]) AND SENIOR DISCOUNT NOTE UNITS (CUSIP NO. [_______]), EACH SENIOR NOTE UNIT OF WHICH CONSISTS OF $[_______] PRINCIPAL AMOUNT OF [__]% SENIOR NOTES DUE 2007 OF NEWCO (THE "SENIOR NOTES") AND A WARRANT, AND EACH SENIOR DISCOUNT NOTE UNIT OF WHICH CONSISTS OF $[_____] PRINCIPAL AMOUNT AT MATURITY OF SENIOR DISCOUNT NOTES DUE 2007 (TOGETHER WITH THE SENIOR NOTES, THE "NOTES") AND A WARRANT. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST OF (I) THE DATE THAT IS SIX MONTHS AFTER THE CLOSING DATE, (II) SUCH DATE AS THE UNDERWRITERS MAY, IN THEIR DISCRETION, DEEM APPROPRIATE AND (III) THE DATE NEWCO MAILS NOTICE OF AN OFFER TO REPURCHASE THE NOTES TO HOLDERS OF THE NOTES PURSUANT TO THE INDENTURES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.]*

[UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO NEWCO OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR REPURCHASE AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE II OF THE WARRANT AGREEMENT.]**














-----------------------------
*        To be included on Warrants issued prior to the Separation Date.
**       To be included on any Global Warrant.

                           ORION NEWCO SERVICES, INC.


No. _____                                                    CUSIP No. [_______]

                       WARRANTS TO PURCHASE COMMON SHARES

                  This certifies that _____________, or its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, after [_____], 1997, from ORION NEWCO SERVICES, INC., a Delaware corporation ("Newco"), one share of common stock, par value $.01 per share (collectively, the "Common Shares"), of Newco at the purchase price (the "Exercise Price") of $[___] per Common Share (subject to adjustment as provided in the Warrant Agreement hereinafter referred to), upon surrender hereof at the office of Bankers Trust Company or to its successor as the warrant agent under the Warrant Agreement hereinafter referred to (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full (by cash or by certified or official bank or bank cashier's check payable to the order of Newco, or by the surrender of Warrants having an aggregate Spread (as defined in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised) of the purchase price for the share(s) as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement. Notwithstanding the foregoing, Newco shall have the right to not allow an exercise of any Warrants in the event the Registration Statement is not effective and available at the time Warrants are exercised, unless prior to the exercise of such Warrants, the Holder thereof furnishes to the Warrant Agent and Newco such certifications, legal opinions or other information as either of them may reasonably require to confirm that such exercise is being made pursuant to an exemption from the registration requirements of the Securities Act.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of [_______], 1997 (the "Warrant Agreement"), between Newco and Bankers Trust Company, as Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of Newco and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                  Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                  Bankers Trust Company
                  4 Albany Street
                  New York, New York 10006
                  Attention:  Corporate Trust and Agency Group

                  A "Repurchase Event", as defined in the Warrant Agreement, shall be deemed to occur on any date prior to [________], 2007 when Newco (i) consolidates or merges into or with another Person (but only where the holders of Common Shares receive consideration in exchange for all or part of such Common Shares) if the Common Shares (or other securities) thereafter issuable upon exercise of the Warrants are not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another Person if the Common Shares (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act; provided that in each case a "Repurchase Event" will not be deemed to have occurred if the consideration for the Common Shares in such transaction consists solely of cash.

             Following a Repurchase Event, Newco must make an offer to repurchase all outstanding Warrants (a "Repurchase Offer"). If Newco makes a Repurchase Offer, Holders may, until the expiration date of such offer, surrender all or part of their Warrants for repurchase by Newco.

                  Warrants received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by Newco at a price in cash (the "Repurchase Price") equal to the value on the Valuation Date relating thereto of the Common Shares and other securities or property which would have been delivered upon exercise of the Warrants had the Warrants been exercised, less the Exercise Price (whether or not the Warrants are then exercisable). The value of such Common Shares and other securities will be (i) if the Common Shares (or other securities) are registered under the Exchange Act, determined based upon the average of the closing sales prices of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available or (ii) if the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

                  The "Valuation Date" with respect to a Repurchase Offer is the date five Business Days prior to the date notice of such Repurchase Offer is first given.

                                   A-4
                  If Newco fails to make or complete a Repurchase Offer (a "Default") as required by the Warrant Agreement, it shall be obligated to increase the amount otherwise payable pursuant to the Warrant Agreement in respect of the Repurchase Offer by an amount equal to interest thereon at a rate per annum of [__]% from the date of the Default to the date of payment, which interest shall compound quarterly.

                  If Newco merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, or in the event of the dissolution, liquidation or winding-up of Newco, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price) or the amount payable pursuant to an outstanding Repurchase Offer if a Repurchase Offer is then outstanding or required, if higher.

                  The number of Common Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event Newco merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of a Common Share (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

                  As to any final fraction of a share which the same Holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, Newco shall pay the cash value thereof determined as provided in the Warrant Agreement.

                  All Common Shares or other securities issuable by Newco upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and Newco shall pay all taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such shares or of other securities deliverable upon exercise of Warrants. Newco shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares, and in such case Newco shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Warrant Agent's and Newco's satisfaction that no tax or other charge is due.

                  This Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of Newco maintained by the Warrant Agent for such purpose at its office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to Newco and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, Newco will issue and the Warrant Agent will deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, Newco and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

                  This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York for Warrant
Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of Newco, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of Newco except as provided in the Warrant Agreement.

                  This Warrant Certificate shall be void and all rights evidenced hereby shall cease on [________], 2007, unless sooner terminated by the liquidation, dissolution or winding-up of Newco or as otherwise provided in the Warrant Agreement upon the consolidation or merger of Newco with, or sale of Newco to, another Person or unless such date is extended as provided in the Warrant Agreement.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.


Dated:


                                                      ORION NEWCO SERVICES, INC.




                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:



Countersigned:

BANKERS TRUST COMPANY,
   as Warrant Agent


By:
      ---------------------
      Authorized Signatory

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                SUBSCRIPTION FORM
(To be executed only upon exercise of Warrant) To:

                  The undersigned irrevocably exercises ________ of the Warrants represented by the Warrant Certificate for the purchase of [_____] (subject to adjustment) Common Shares, par value $.01 per share, of ORION NEWCO SERVICES, INC. and herewith makes payment of $_______ (such payment being by cash or by certified or official bank or bank cashier's check payable to the order or at the direction of Newco, or by the surrender of Warrants having an aggregate Spread (as defined in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Shares deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:
                                            ------------------------------------
                                            (Signature of Owner)

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)          (State)   (Zip Code)


                                            Signature Guaranteed By:1


                                            ------------------------------------

----------
1 The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act. Securities and/or check to be issued to: Please insert social security or identifying number: Name:

Securities and/or check to be issued to:
Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:

             FORM OF CERTIFICATE FOR SURRENDER FOR REPURCHASE OFFER

                      (To be executed only upon repurchase
                              of Warrant by Newco)

To:

                  The undersigned, having received prior notice of the consideration for which ORION NEWCO SERVICES, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by ORION NEWCO SERVICES, INC. of the number of Warrants specified below for the consideration set forth in such notice.

Dated:
                                     -----------------------------------
                                     (Number of Warrants
                                        to be Repurchased)


                                     -----------------------------------
                                     (Signature of Owner)


                                     -----------------------------------
                                     (Street Address)


                                     -----------------------------------
                                     (City)     (State)       (Zip Code)


                                     Signature Guaranteed By:1


                                     -----------------------------------

----------
1 The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act. Securities and/or check to be issued to: Please insert social security or identifying number: Name:

Securities and/or check to be issued to:
Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):  _____________________________________

Address:  __________________________________________________

No. of Warrants:  ___________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint ________________________ the undersigned's attorney to make such transfer on the books of __________________ maintained for the purposes, with full power of substitution in the premises.

Dated:
                                     -------------------------------------
                                     (Signature of Owner)


                                     -------------------------------------
                                     (Street Address)


                                     -------------------------------------
                                     (City)     (State)       (Zip Code)

                                     Signature Guaranteed By:*


                                     -------------------------------------

----------
1 The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act. Securities and/or check to be issued to: Please insert social security or identifying number: Name:

                                   APPENDIX A


LIST OF FINANCIAL EXPERTS
-------------------------

[Alex. Brown & Sons
Bear, Stearns & Co., Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Lazard Freres & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Inc.
Salomon Brothers Inc
Lehman Brothers]

--------
11 The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

11 The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.

* The Holder's signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act.